Exhibit 10.12

EXECUTION VERSION

INCREMENTAL AMENDMENT NO. 1

INCREMENTAL AMENDMENT NO. 1, dated as of December 31, 2021 (this “Amendment”), by and among US RADIOLOGY SPECIALISTS, INC., a Delaware corporation (the “USRS Borrower”), US OUTPATIENT IMAGING SPECIALISTS, INC., a Delaware corporation (the “USOIS Borrower” and together with the USRS Borrower, the “Borrowers”), US RADIOLOGY SPECIALISTS INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“USRS Holdings”), US OUTPATIENT IMAGING SPECIALISTS INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“USOIS Holdings” and together with USRS Holdings, the “Holding Entities”), the Lenders party hereto and Barclays Bank PLC, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to that certain Credit Agreement, dated as of December 15, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, the Holding Entities, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), the Administrative Agent and the other parties thereto, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, pursuant to that certain (i) Unit Purchase Agreement, dated as of November 19, 2021 (as amended by Amendment No. 1 to Unit Purchase Agreement, dated as of December 31, 2021 and including all exhibits and schedules thereto, the “SJRA Acquisition Agreement”), among the USRS Borrower, US Radiology Specialists Holdings, LLC, Seller (as defined therein) (the “SJRA Seller”) and each of the other persons party thereto, the USRS Borrower intends to acquire (the “SJRA Acquisition”), directly or indirectly, South Jersey Radiology Associates, P.A., a New Jersey professional corporation (“SJRA”) and (ii) Unit Purchase Agreement, dated as of November 19, 2021 (as amended by Amendment No. 1 to Unit Purchase Agreement, dated as of December 31, 2021 and including all exhibits and schedules thereto, the “LIA Acquisition Agreement” and, together with the SJRA Acquisition Agreement, the “Acquisition Agreements”), among the USRS Borrower, US Radiology Specialists Holdings, LLC, Seller (as defined therein) (the “LIA Seller” and, together with the SJRA Seller, the “Sellers”) and each of the other persons party thereto, the USRS Borrower intends to acquire (the “LIA Acquisition” and, together with the SJRA Acquisition, the “Acquisition”), directly or indirectly, Larchmont Imaging Associates LLC (“LIA”) and Radiology Associates of Burlington County, P.A (“RABC” and together with LIA, collectively, “LIA-RABC” and, together with SJRA, collectively, the “Companies”);

WHEREAS, pursuant to and in accordance with Section 2.14 of the Credit Agreement, the Borrowers may request a new Class of term loans under the Credit Agreement pursuant to an Incremental Amendment (which may effect such amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to effect the provisions of Section 2.14 of the Credit Agreement, without the consent of any other Loan Party, Agent or Lender), executed by the Borrowers, each Incremental Lender providing such Incremental Commitments and the Administrative Agent;

WHEREAS, the Borrowers have requested (a) incremental term loans in an aggregate principal amount of $1,234,075,000 (the “Incremental Amendment No. 1 Term Loans”), which shall be a new Class of term loans under the Credit Agreement, and the proceeds of which shall be used, together with cash on hand at the Borrowers and their Subsidiaries, to (i) pay the consideration for the Acquisition, (ii) pay fees and expenses in connection with the Acquisition, (iii) repay in full the Initial Term Loans outstanding under the Credit Agreement immediately prior to the Incremental Amendment No. 1 Effective Date (the, “Incremental Amendment No. 1 Refinancing”), (iv) repay Revolving Loans outstanding on the Incremental Amendment No. 1 Effective Date and (v) provide balance sheet cash (collectively, the “Incremental Amendment No. 1 Transactions”); and

WHEREAS, each financial institution that agrees, on the terms and conditions set forth herein and in the Credit Agreement, to provide an Incremental Amendment No. 1 Term Loan on the Incremental Amendment No. 1 Effective Date (each such financial institution, a “Incremental Amendment No. 1 Term Loan Lender” and, collectively, the “Incremental Amendment No. 1 Term Loan Lenders”) will be deemed to have irrevocably agreed and consented to the terms of this Amendment and has agreed to provide Incremental Amendment No. 1 Term Loans in an aggregate principal amount set forth opposite its name in accordance with the terms of this Amendment and the Credit Agreement and subject to the conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Incremental Amendment No. 1 Term Loans.

(a) Initial Funding. On the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, each Incremental Amendment No. 1 Term Loan Lender, by delivering its signature page to this Amendment, (i) irrevocably agrees to the terms of this Amendment and (ii) irrevocably commits to make, upon the Incremental Amendment No. 1 Effective Date, Incremental Amendment No. 1 Term Loans in the amount set forth opposite its name on Schedule I hereto by (A) funding such Incremental Amendment No. 1 Term Loans in cash in the amount indicated with respect to such Incremental Amendment No. 1 Term Loan Lender on Schedule I and/or (B) converting into an equivalent principal amount of Incremental Amendment No. 1 Term Loans such principal amounts of such Incremental Amendment No. 1 Term Loan Lender’s Initial Term Loans as are indicated with respect to such Incremental Amendment No. 1 Term Loan Lender on Schedule I (any such Incremental Amendment No. 1 Term Loan Lender, to the extent required to make its Incremental Amendment No. 1 Term Loans pursuant to such conversions, a “Converting Term Lender”) (the commitment of each Incremental Amendment No. 1 Term Loan Lender to make Incremental Amendment No. 1 Term Loans, including pursuant to such conversions, in the amounts set forth with respect to such Lender on Schedule I attached hereto, the “Replacement Term Loan Commitment” of such Incremental Amendment No. 1 Term Loan Lender; any such Initial Term Loans converted into Incremental Amendment No. 1 Term Loans, the “Converted Term Loans”). The commitments and the undertakings of each Incremental Amendment No. 1 Term Loan Lender are several and no Incremental Amendment No. 1 Term Loan Lender shall be responsible for any other Incremental Amendment No. 1 Term Loan Lender’s failure to make Incremental Amendment No. 1 Term Loans. From and after the Incremental Amendment No. 1 Effective Date, each Incremental Amendment No. 1 Term Loan Lender shall be a “Lender” and a “Term Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents.

(b) New Class. The Incremental Amendment No. 1 Term Loans being made pursuant to this Amendment shall constitute Incremental Term Loans and be designated as a new Class of Term Loans under the Credit Agreement.

(c) Repayment of Loans. The Borrowers shall repay the Incremental Amendment No. 1 Term Loans in equal quarterly installments on the last Business Day of each March, June, September and December, commencing with the first full fiscal quarter ended following the Incremental Amendment No. 1 Effective Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Incremental Amendment No. 1 outstanding on the Incremental Amendment No. 1 Effective Date. The Borrowers shall pay the entire remaining unpaid principal amount of the Incremental Amendment No. 1 Term Loans on the Original Term Loan Maturity Date.

(d) Voluntary and Mandatory Prepayments.

(i) The Incremental Amendment No. 1 Term Loans shall be subject to Section 2.05(1) of the Credit Agreement (as in effect immediately prior to giving effect to this Amendment) to the same extent that the Initial Term Loans were subject to such Section 2.05(1) prior to giving effect to this Amendment, mutatis mutandis.

(ii) In the event that, on or prior to the six month anniversary of the Incremental Amendment No. 1 Effective Date, the Borrowers (a) make any prepayment of any Incremental Amendment No. 1 Term Loans in connection with any Incremental Amendment No. 1 Repricing Transaction (as defined below) with respect to such Incremental Amendment No. 1 Term Loans or (b) effect any amendment of the Credit Agreement resulting in an Incremental Amendment No. 1 Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each applicable Incremental Amendment No. 1 Term Loan Lender, (i) in the case of clause (a), a prepayment premium of 1.00% of the aggregate principal amount of such Incremental Amendment No. 1 Term Loans being prepaid and (ii) in the case of clause (b), a payment equal to 1.00% of the aggregate principal amount of the applicable Incremental Amendment No. 1 Term Loans outstanding immediately prior to such amendment that are subject to such Incremental Amendment No. 1 Repricing Transaction.

(iii) The Borrowers irrevocably and unconditionally agree that the Credit Agreement shall be deemed to be amended to the extent necessary to give effect to Section 2(d)(ii) above.

(e) Applicable Percentage.

(i) The Applicable Percentage with respect to the Incremental Amendment No. 1 Term Loans shall be (A) 5.25% per annum for Eurodollar Rate Loans and (B) 4.25% per annum or Base Rate Loans.

(ii) The spread adjustment referenced in clauses (a) and (b) of the definition of “Benchmark Replacement Adjustment” with respect to the Incremental Amendment No. 1 Term Loans shall be, in the case of Term SOFR, (A) in the case of an Interest Period of one month, 0.10%, (B) in the case of an Interest Period of three months, 0.15% and (C) in the case of an Interest Period of six months, 0.25%.

(f) Floor. With respect to the Incremental Amendment No. 1 Term Loans, (i) if the Base Rate as so determined would be less than 1.50%, such rate shall be deemed to be 1.50% for purposes of the Credit Agreement and (ii) if Libor Screen Rate as so determined would be less than 0.50%, the Libor Screen Rate will be deemed to be 0.50% for purposes of the Credit Agreement.

(g) Other Terms. Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Incremental Amendment No. 1 Term Loans shall have the same terms as the Initial Term Loans (as in effect immediately prior to giving effect to this Amendment). As of the Incremental Amendment No. 1 Effective Date, the Incremental Amendment No. 1 Term Loans shall be “Loans”, “Term Loans” and “Incremental Term Loans” under, and for all purposes of, the Credit Agreement and the other Loan Documents.

For the purposes of this Section 2, “ Incremental Amendment No. 1 Repricing Transaction” means (i) the prepayment, refinancing, substitution, replacement or conversion of all or a portion of any Incremental Amendment No. 1 Term Loans with the incurrence by the Borrowers or any other Subsidiary of any term loans secured on a pari passu or senior basis with the Incremental Amendment No. 1 Term Loans under any credit facilities the primary purpose of which is to, and which does, reduce the All-In Yield of such Indebtedness relative to the Incremental Amendment No. 1 Term Loans so repaid, refinanced, substituted, replaced or converted (as determined in good faith by the Borrowers) and (ii) any amendment, amendment and restatement or other modification to the Credit Agreement the primary purpose of which is to, and which does, reduce the All-In Yield applicable to the Incremental Amendment No. 1 Term Loans (as determined in good faith by the Borrowers).

SECTION 3. [Reserved].

SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment and the funding of the Incremental Amendment No. 1 Term Loans are each subject to the satisfaction of each of the following conditions (the date on which such conditions shall have been so satisfied or waived, the “Incremental Amendment No. 1 Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by each Borrower, the Holding Entities, the Administrative Agent and each Incremental Amendment No. 1 Term Loan Lender.

(b) (i) So long as requested in writing at least ten (10) days prior to the Incremental Amendment No. 1 Effective Date, the Administrative Agent and any Incremental Amendment No. 1 Term Loan Lender shall have received, at least three (3) Business Days prior to the Incremental Amendment No. 1 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and (ii) if any Borrower qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230 and the Administrative Agent has provided such Borrower the name of each requesting Incremental Amendment No. 1 Term Loan Lender and its electronic delivery requirements at least ten (10) days prior to the Incremental Amendment No. 1 Effective Date, the Administrative Agent and each such Incremental Amendment No. 1 Term Loan Lender requesting a Beneficial Ownership Certification (which request is made through the Administrative Agent) will have received, at least three (3) Business Days prior to the Incremental Amendment No. 1 Effective Date, the Beneficial Ownership Certification in relation to such Borrower.

(c) On and as of the Incremental Amendment No. 1 Effective Date, the representations and warranties of the Borrowers contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Incremental Amendment No. 1 Effective Date (provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates).

(d) The Administrative Agent shall have received all fees and other amounts due and payable by any Loan Party on or prior to the Incremental Amendment No. 1 Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrowers under (i) any Loan Document or (ii) under (A) the incremental commitment letter, dated as of November 19, 2021, among the Borrowers and the Commitment Parties (as defined therein), (B) the incremental fee letter, dated as of November 19, 2021, among the Borrowers and the Commitment Parties (as defined therein) and (C) the engagement and fee letter, dated as of December 29, 2021, among the Borrowers and the Engagement Party (as defined therein); provided that any such fees and other amounts to be paid must be invoiced at least three (3) Business Days prior to the Incremental Amendment No. 1 Effective Date and may be offset against the proceeds of the Incremental Amendment No. 1 Term Loans.

(e) The Administrative Agent shall have received certificates of good standing from the secretary of state of the state of organization of each Loan Party (to the extent such concept exists in such jurisdiction and requested by the Administrative Agent), customary certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of each Loan Party certifying true and complete copies of the Organizational Documents attached thereto and evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Incremental Amendment No. 1 Effective Date; provided that in the case of the Organizational Documents and incumbency certificates, such documents shall not be required to be delivered if such certificate instead includes a certification that the applicable Organizational Documents and/or incumbency certificates delivered to the Administrative Agent in connection with the Closing Date remain in full force and effect and have not been amended, modified, revoked or rescinded since the Closing Date.

(f) The Administrative Agent shall have received a solvency certificate from a Financial Officer of the Borrowers (after giving effect to the Incremental Amendment No. 1 Transactions) substantially in the form attached as Exhibit I to the Credit Agreement;

(g) No Event of Default shall exist after giving effect to this Amendment and the Incremental Amendment No. 1 Term Loans requested to be made on the Incremental Amendment No. 1 Effective Date.

(h) The Administrative Agent shall have received an officer’s certificate, reasonably satisfactory to the Administrative Agent, from a Responsible Officer of the Borrowers and dated as of the Incremental Amendment No. 1 Effective Date, certifying that each condition set forth in Sections 4(c), 4(g) and 4(m) hereof have been satisfied on and as of the Incremental Amendment No. 1 Effective Date.

(i) The Administrative Agent shall have received (i) a legal opinion from Ropes & Gray LLP, counsel to the Loan Parties and (ii) a legal opinion from Gordon Rees Scully Mansukhani, LLP, local Alabama, Arizona, Colorado, Florida, Georgia and Texas counsel to the applicable Loan Parties, in each case, addressed to the Administrative Agent and the Incremental Amendment No. 1 Term Loan Lenders and dated the Incremental Amendment No. 1 Effective Date.

(j) The Administrative Agent shall have received a Borrowing Request relating to the Borrowing of the Incremental Amendment No. 1 Term Loans in accordance with the requirements of Section 2.02 of the Credit Agreement.

(k) Substantially simultaneously with the borrowing of the Incremental Amendment No. 1 Term Loans, (i) that certain Amended and Restated Loan Agreement dated October 1, 2013 between SJRA and Bank of America, N.A., as amended, shall be repaid and all related liens and encumbrances shall be released, (ii) that certain Line of Credit dated November 1, 2020 between LIA, RABC and Fulton Bank, N.A., as amended, shall be repaid and all related liens and encumbrances shall be released and (iii) the Incremental Amendment No. 1 Refinancing shall have occurred.

(l) Since the date of the Acquisition Agreements, there has not occurred any events nor will there exist circumstances which singly or in the aggregate have had a Material Adverse Effect (as defined in the Acquisition Agreements).

(m) The Company Representations (as defined below) shall be true and correct in all material respects (without duplication of any materiality qualifiers contained therein) on the Incremental Amendment No. 1 Effective Date (or, to the extent that such representations and warranties specifically refer to an earlier date, as of such earlier date).

(n) The Acquisition shall be consummated substantially concurrently with the Incremental Amendment No. 1 Effective Date pursuant to and in accordance with the terms of the Acquisition Agreements, without giving effect to any waiver, amendment, consent or modification of the Acquisition Agreements that is materially adverse to the interests of the Incremental Amendment No. 1 Term Loan Lenders (in their capacity as such) without the prior written consent of the Lead Arrangers (not to be unreasonably withheld, delayed or conditioned), it being understood that any waiver, amendment consent or modification in respect of the definition of “Material Adverse Effect” under the Acquisition Agreements shall be deemed to be materially adverse to the interests of the Incremental Amendment No. 1 Term Loan Lenders (in their capacity as such).

For the purposes of this Section 4,“Company Representations” shall mean such of the representations made by or on behalf of the Companies and their respective subsidiaries in the Acquisition Agreements as are material to the interests of the Incremental Term Lenders, but only to the extent that the USRS Borrower or any of its affiliates has the right to terminate its obligations under the Acquisition Agreements or decline to consummate the transactions contemplated by the Acquisition Agreements as a result of a breach of such representations in the Acquisition Agreements.

Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Incremental Amendment No. 1 Term Loan Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to an Incremental Amendment No. 1 Term Loan Lender unless the Administrative Agent shall have received notice from such Incremental Amendment No. 1 Term Loan Lender prior to the proposed Incremental Amendment No. 1 Effective Date specifying its objection thereto.

SECTION 5. Reaffirmation. To induce the other parties hereto to enter into this Amendment and to provide the Incremental Amendment No. 1 Term Loans, and subject to any limitations on its obligations expressly stated in the Loan Documents to which it is a party, each of the Holding Entities and each Subsidiary Guarantor, as of the Incremental Amendment No. 1 Effective Date, (i) acknowledges and agrees that all of its obligations under the guarantees set out in the Guaranty and any other guaranties in the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as and to the extent provided in the Loan Documents, (ii) reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties made pursuant to the Security Agreement and the other Loan Documents as and to the extent provided in the Loan Documents, (iii) acknowledges and agrees that the grants of security interests by and its guarantees contained in the Guaranty, the Security Agreement and the other Loan Documents are, and shall remain, in full force and effect after giving effect to this Amendment as and to the extent provided in the Loan Documents and (iv) consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the

Loan Documents shall, on and after the Incremental Amendment No. 1 Effective Date, be deemed to be a reference to the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”). Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Amended Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby. Each of the Holding Entities and each Subsidiary Guarantor, acknowledges and agrees, as of the Incremental Amendment No. 1 Effective Date, that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement, the Amended Credit Agreement or any other Loan Document to consent to the amendment to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, the Amended Credit Agreement, this Amendment or any Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement.

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment and to provide the Incremental Amendment No. 1 Term Loans, the Holding Entities and each Borrower represent and warrant to the Administrative Agent, the Lenders and the Incremental Amendment No. 1 Term Loan Lenders that, as of the Incremental Amendment No. 1 Effective Date:

(a) No Event of Default exists after giving effect to this Amendment and the Incremental Amendment No. 1 Term Loans requested to be made on the Incremental Amendment No. 1 Effective Date.

(b) On and as of the Incremental Amendment No. 1 Effective Date, the representations and warranties of the Borrowers contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Incremental Amendment No. 1 Effective Date (provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates).

SECTION 7. Continuing Effect.

(a) Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or any other Loan Document or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Incremental Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby on the Incremental Amendment No. 1 Effective Date.

(b) The Borrowers and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 8. Deemed Notice. It is understood and agreed that on and after the Incremental Amendment No. 1 Effective Date, execution and delivery of this Amendment shall be deemed to satisfy the requirements of Section 2.14 with respect to notice.

SECTION 9. Amendments; Execution in Counterparts. This Amendment, or any of the terms hereof, may not be amended, supplemented or modified, nor may any provision hereof be waived, except pursuant to a writing signed by the Holding Entities, the Borrowers, the Administrative Agent, and the Incremental Amendment No. 1 Term Loan Lenders. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The provisions of Section 10.13 of the Credit Agreement shall apply to this Amendment mutatis mutandis.

SECTION 10. GOVERNING LAW; WAIVER OF JURY TRIAL. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

US RADIOLOGY SPECIALISTS, INC.
US OUTPATIENT IMAGING SPECIALISTS, INC.

By:	/s/ David Wagnon

Name:	David Wagnon
Title:	Chief Financial Officer

US RADIOLOGY SPECIALISTS INTERMEDIATE HOLDINGS, INC.
US OUTPATIENT IMAGING SPECIALISTS INTERMEDIATE HOLDINGS, INC.

By:	/s/ David Wagnon

Name:	David Wagnon
Title:	Chief Financial Officer

[Signature Page to Incremental Amendment No. 1]

Grantors / Guarantors:	TOUCHSTONE IMAGING OF HOT SPRINGS, LLC
TOUCHSTONE IMAGING OF OMAHA, LLC
TOUCHSTONE IMAGING OF DRY CREEK, LLC
TOUCHSTONE IMAGING OF PENSACOLA, LLC
TOUCHSTONE IMAGING OF OKLAHOMA, LLC
TOUCHSTONE IMAGING OF OKLAHOMA RE HOLDINGS, LLC
DRY CREEK IMAGING, LLC
MBX MEDICAL BILLING EXPERTS, LLC
U.S. RADIOLOGY, INC.
AMERICAN HEALTH IMAGING OF DALLAS, LLC
SAN ANTONIO DIAGNOSTIC IMAGING, INC.
MEDICAL FINANCE GROUP, INC.
U.S. IMAGING, INC.
SOUTH LOOP MRI CENTER, INC.
STEEPLECHASE DIAGNOSTIC CENTER, INC.
BAY CITY IMAGING, INC.
BEAUMONT MRI, INC.
EAST SIDE IMAGING, INC.
FORT BEND IMAGING, INC.
TOMBALL MRI, INC.
PEARLAND MRI, LLC
DIVERSIFIED RADIOLOGY OF COLORADO, INC.
DIVERSIFIED RADIOLOGY NETWORK, LLC
AMERICAN HEALTH IMAGING OF AUGUSTA, LLC
AMERICAN HEALTH IMAGING OF BRUNSWICK, LLC
AMERICAN HEALTH IMAGING OF CANTON, L.L.C.
AMERICAN HEALTH IMAGING OF CUMMING, LLC
AMERICAN HEALTH IMAGING OF DECATUR, LLC
AMERICAN HEALTH IMAGING OF DOUGLASVILLE LLC
AMERICAN HEALTH IMAGING OF FAYETTEVILLE, LLC
AMERICAN HEALTH IMAGING OF GEORGIA, L.L.C.
AMERICAN HEALTH IMAGING OF HIRAM, LLC
AMERICAN HEALTH IMAGING OF LAWRENCEVILLE, L.L.C.
AMERICAN HEALTH IMAGING OF MARIETTA, LLC
AMERICAN HEALTH IMAGING OF NEWNAN, L.L.C.
AMERICAN HEALTH IMAGING OF NWN, LLC
AMERICAN HEALTH IMAGING OF SANDY SPRINGS, LLC
AMERICAN HEALTH IMAGING OF SAVANNAH, LLC
AMERICAN HEALTH IMAGING OF WEST COBB, L.L.C.
AMERICAN HEALTH IMAGING STAND UP MRI, LLC
AMERICAN HEALTH IMAGING OF FLORIDA, L.L.C.
TALLAHASSEE HEALTH IMAGING, L.L.C.
AMERICAN HEALTH IMAGING OF ALABAMA, LLC
AMERICANGRAND, LLC
GRANDVIEW IMAGING, LLC
AMERICAN HEALTH IMAGING OF SOUTH CAROLINA, LLC
RADIOLOGY LTD., LLC

[Signature Page to Incremental Amendment No. 1]

TUCSON IMAGING ASSOCIATES, L.L.C.
US RADIOLOGY SPECIALISTS OF THE CAROLINAS, LLC
WINDSONG RADIOLOGY MANAGEMENT, LLC

By:	/s/ John Perkins

Name:	John Perkins
Title:	President and Chief Executive Officer

AMERICAN HEALTH IMAGING, INC.

By:	/s/ John Perkins

Name:	John Perkins
Title:	Chairman

TOUCHSTONE IMAGING OF TYLER, LP
TOUCHSTONE IMAGING OF MESQUITE, LP

By: Touchstone Medical Imaging, LLC, its general partner

By:	/s/ John Perkins

Name:	John Perkins
Title:	Chief Executive Officer

TOUCHSTONE MEDICAL IMAGING, LLC

By:	/s/ John Perkins

Name:	John Perkins
Title:	Chief Executive Officer

US RADIOLOGY SPECIALISTS OF COLORADO, LLC

By:	/s/ John Perkins

Name:	John Perkins
Title:	President

[Signature Page to Incremental Amendment No. 1]

INFINITY MRI & DIAGNOSTICS CENTER PEARLAND – II, L.P.

By: PEARLAND MRI, LLC, its general partner

By:	/s/ John Perkins

Name:	John Perkins
Title:	President and Chief Executive Officer

[Signature Page to Incremental Amendment No. 1]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Evan Moriarty
Name: Evan Moriarty
Title: Vice President

[Signature Page to Incremental Amendment No. 1]

BARCLAYS BANK PLC, as an Incremental Amendment No. 1 Term Loan Lender

By:	/s/ Evan Moriarty
Name: Evan Moriarty
Title: Vice President

[Signature Page to Incremental Amendment No. 1]

[Signature Pages of Converting Term Lenders on file with the Administrative Agent]

[Signature Page to Incremental Amendment No. 1]

[***]

SCHEDULE 1

Incremental Amendment No. 1 Term Loans

Incremental Amendment No. 1 Term Loan Lender	Converted Term Loans	Replacement Term Loan Commitment	Total
Barclays Bank PLC	$0	$530,180,014.20	$530,180,014.20
Converting Term Lenders[1]	$703,894,985.80	$0	$703,894,985.80

TOTAL	$703,894,985.80	$530,180,014.20	$1,234,075,000.00

[1]	List of Converting Term Lenders on file with the Administrative Agent.